Financial Income, Net	12 Months Ended
Dec. 31, 2025
Financial Income, Net [Abstract]
FINANCIAL INCOME, NET

NOTE 15 - FINANCIAL INCOME, NET:

	Year Ended December 31
	2025	2024	2023
	U.S. dollars in thousands

Foreign currency exchange differences	(818)	(660)	(1,078)
Realized and unrealized losses on derivative instruments	(651)	(609)	-
Interest income on short-term deposits	4,198	6,121	6,669
Other	(109)	(57)	46
Total financial income, net	2,620	4,795	5,637